UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22069

UST Global Private Markets Fund, LLC

(Exact name of registrant as specified in charter)

100 Federal Street
Boston, MA 02110

(Address of principal executive offices) (Zip code)

Bank of America Capital Advisors, LLC
100 Federal Street
Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-866-921-7951

Date of fiscal year end:   March 31, 2010

Date of reporting period:   March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

UST Global Private Markets Fund, LLC

Financial Statements

For the year ended March 31, 2010

UST Global Private Markets Fund, LLC
For the year ended March 31, 2010
Index	Page No.

FINANCIAL INFORMATION (Audited)
Statement of Assets, Liabilities and Members’ Equity – Net Assets	1
Schedule of Investments	2
Statement of Operations	3
Statements of Changes in Members’ Equity – Net Assets	4
Statement of Cash Flows	5
Financial Highlights	6
Notes to Financial Statements	7 - 18
Report of Independent Registered Public Accounting Firm	19
ADDITIONAL INFORMATION (Unaudited)
Proxy Voting and Form NQ	20
Information pertaining to the Board of Managers of the Fund	21
Information pertaining to the Officers of the Fund	22

UST Global Private Markets Fund, LLC
Statement of Assets, Liabilities, and Members’ Equity – Net Assets
March 31, 2010

Assets

Investments, at fair value (cost $6,740,920) (Note 2)	$6,314,047
Cash and cash equivalents (Note 2)	13,013,896
Other assets	8,322
Interest receivable	586

Total Assets	$19,336,851

Liabilities

Advisory fee payable	369,992
Professional fees payable	44,551
Administration fee payable	20,000
Directors fees payable	11,750
Other payable	12,272

Total Liabilities	458,565

Members’ Equity - Net Assets	$18,878,286

Members’ Equity - Net Assets consists of:
Members’ Capital Paid-in	$19,732,929
Members’ Capital Distributed	-
Accumulated realized gains and net investment income	(427,770)
Accumulated net unrealized (depreciation) on investments	(426,873)

Total Members' Equity - Net Assets	$18,878,286

Units of Membership Interests Outstanding (unlimited units authorized) (Note 2)	19,732.93
Net Asset Value Per Unit	$956.69

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Schedule of Investments
March 31, 2010

Percent Owned (D)	Portfolio Funds (A),(B),(E)	Acquisition Dates (C)	Geographic Region (G)	Commitment	Cost	Fair Value	% of Members' Equity - Net Assets (F)

Leveraged Buyout
0.88%	Charlesbank Equity Fund VII, Limited Partnership	10/2009 - 02/2010	North America	$10,000,000	$710,394	$547,746	2.90%
0.12%	Charterhouse Capital Partners IX, L.P. (H)	01/2009 - 03/2010	Europe	6,755,000	879,085	750,828	3.98%
0.10%	Hellman & Friedman Capital Partners VII, L.P.	None	North America	10,000,000	-	-	0.00%
1.43%	Swander Pace Capital Partners IV, L.P.	12/2008 - 12/2009	North America	5,000,000	2,184,007	2,563,881	13.58%
0.29%	TA XI, L.P.	None	North America	10,000,000	-	-	0.00%
				41,755,000	3,773,486	3,862,455	20.46%
Special Situations
1.63%	Starwood Global Opportunities Fund VIII, L.P.	10/2009	North America	7,000,000	533,280	533,337	2.83%
				7,000,000	533,280	533,337	2.83%
Venture Capital
0.80%	Battery Ventures VIII Side Fund, L.P.	08/2008 - 01/2010	North America	2,000,000	664,000	500,127	2.64%
0.83%	Draper Fisher Jurvetson Fund X, L.P.	None	North America	5,000,000	-	-	0.00%
0.32%	HgCapital 6, L.P. (I)	03/2010	Europe	7,592,000	1,045,154	830,853	4.40%
1.63%	Trinity Ventures X, L.P.	03/2009 - 03/2010	North America	5,000,000	725,000	587,275	3.11%
				19,592,000	2,434,154	1,918,255	10.15%

	Total Investments in Portfolio Funds			$68,347,000	$6,740,920	6,314,047	33.45%
	Other Assets & Liabilities (Net)					12,564,239	66.55%
	Members' Equity - Net Assets					$18,878,286	100.00%

(A)	Non-income producing securities, restricted as to public resale and illiquid.
(B)
Total cost of illiquid and restricted securities at March 31, 2010, aggregated $6,740,920. Total fair value of illiquid and restricted securities at March 31, 2010, was $6,314,047 or 33.45% of net assets.

(C)	Acquisition dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	Represents the Fund's capital account balance as a percentage of the Portfolio Funds' total capital or the Fund's commitment as a percentage of the Portfolio Fund's total commitments.
(E)
The estimated cost of the Portfolio Funds at March 31, 2010, for Federal income tax purposes aggregated $6,079,052.  The net and gross unrealized appreciation for Federal income tax purposes is estimated to be $234,995.

(F)	Calculated as fair value divided by the Fund's Members' Equity - Net Assets.
(G)	Geographic region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(H)	The commitment to Charterhouse Capital Partners IX, L.P. is €5,000,000. The U.S. Dollar equivalent at March 31, 2010, is $6,755,000.
(I)	The commitment to HgCapital 6, L.P. is £5,000,000. The U.S. Dollar equivalent at March 31, 2010, is $7,592,000.

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Operations
For the year ended March 31, 2010

Investment Income:

Interest income	$14,153

Total Investment Income	14,153

Expenses:

Advisory fee	369,992
Professional fees	55,974
Administration fee	20,000
Directors fees	11,750
Other fees	8,389

Total Expenses	466,105

Net Investment Loss	(451,952)

Net Realized and Unrealized Loss on Investments (Note 2)

Net change in unrealized depreciation on investments	(211,811)

Net Realized and Unrealized Loss on Investments	(211,811)

Net Decrease in Members’ Equity – Net Assets Resulting From Operations	$(663,763)

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statements of Changes in Members’ Equity – Net Assets

Period from July 1, 2008 (Commencement of Operations) to March 31, 2009

	Non-Affiliated Members	Affiliated Members (Note 3)	Investment Adviser (Note 3)	Total
Members' committed capital	$77,518,000	$15,000,000	$930,433	$93,448,433

Members' Equity - Net Assets at July 1, 2008	$-	$-	$-	$-
Capital contributions	15,418,600	3,000,000	186,086	18,604,686
Net investment income	20,041	3,899	242	24,182
Net change in accumulated unrealized
depreciation on investments	(178,232)	(34,679)	(2,151)	(215,062)
Members' Equity - Net Assets at March 31, 2009	$15,260,409	$2,969,220	$184,177	$18,413,806

For the year ended March 31, 2010

	Non-Affiliated Members	Affiliated Members (Note 3)	Investment Adviser (Note 3)	Total
Members' committed capital	$82,678,000	$15,000,000	$986,646	$98,664,646

Members' Equity - Net Assets at April 1, 2009	$15,260,409	$2,969,220	$184,177	$18,413,806
Capital contributions	1,117,000	-	11,243	1,128,243
Net investment loss	(378,500)	(68,933)	(4,519)	(451,952)
Net change in accumulated unrealized
depreciation on investments	(179,475)	(30,218)	(2,118)	(211,811)
Members' Equity - Net Assets at March 31, 2010	$15,819,434	$2,870,069	$188,783	$18,878,286

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Statement of Cash Flows
For the year ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$(663,763)
Contributions to investments in Portfolio Funds	(6,423,956)
Distributions received from Portfolio Funds	1,081,498
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Change in net unrealized (appreciation) depreciation on investments	211,811
Changes in assets and liabilities related to operations
(Increase) decrease in other assets	(5,822)
(Increase) decrease in capital due from Members	130,000
(Increase) decrease in interest receivable	154
Increase (decrease) in advisory fee payable	369,992
Increase (decrease) in professional fees payable	44,551
Increase (decrease) in administration fee payable	20,000
Increase (decrease) in directors fees payable	11,750
Increase (decrease) in other payable	12,272

Net cash provided by (used in) operating activities	(5,211,513)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	1,128,243

Net cash provided by (used in) financing activities	1,128,243

Net change in cash and cash equivalents	(4,083,270)
Cash and cash equivalents at beginning of year	17,097,166

Cash and cash equivalents at end of year	$13,013,896

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Financial Highlights

	For the year ended March 31, 2010		Period from the Commencement of Operations (July 1, 2008) through March 31, 2009
Per Unit Operating Performances (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$989.74		$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	(22.98)		1.30
Net realized and unrealized loss on investments	(10.07)		(11.56)
Net decrease in net assets resulting from operations after incentive carried interest	(33.05)		(10.26)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	-		-
NET ASSET VALUE, END OF PERIOD	$956.69		$989.74
TOTAL NET ASSET VALUE RETURN (1), (3)	(3.34%	)	(1.03%	)

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net assets, end of period in thousands (000's)	$18,878		$18,414
Ratios to Average Members' Equity - Net Assets: (4), (5)
Expenses excluding incentive carried interest (8)	2.50%		0.06%
Net change in incentive carried interest	-		-
Expenses plus incentive carried interest (8)	2.50%		0.06%
Net investment income (loss) excluding incentive carried interest	(2.42%	)	0.18%
Portfolio Turnover Rate	31.55%		-

INTERNAL RATE OF RETURNS:
Internal Rate of Return before incentive carried interest, including expenses (6)	(2.99%	)	(1.89%	)
Internal Rate of Return after incentive carried interest, including expenses (7)	(2.99%	)	(1.89%	)

(1)	Selected data for a unit of membership interest outstanding throughout the period.
(2)	The net asset value for the beginning period of July 1, 2008 (Commencement of Operations) through March 31, 2009 represents the initial contribution per unit of $1,000.
(3)
Total investment return based on per unit net asset value reflects the changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested.  The Fund's units are not traded in any market, therefore, the market value total investment return is not calculated.

(4)	Ratios do not reflect the Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	The Portfolio Funds' expense ratios have been obtained from audited and unaudited Financial Statements for the year ended December 31, 2009. The range for these ratios is given below:

Portfolio Funds Ratios	Ratio Range
Expense excluding incentive carried interest	2.20% - 359.42%
Incentive carried interest	0.00% - 4.46%
Expenses plus incentive carried interest	3.70% - 359.42%

The Portfolio Funds' management fees are 1.25% to 2.50% on committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments.  The Portfolio Funds' carried interest is 20% - 25% of profits generated by the Portfolio Funds.

(6)
The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the Investment Adviser.

(7)
The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets after incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the Investment Adviser.

(8)	Expense ratios do not reflect expenses paid by the Investment Adviser on behalf of the Fund (Note 3).

The accompanying notes are an integral part of these Financial Statements.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

1. Organization

UST Global Private Markets Fund, LLC (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on February 2, 2007. The Fund commenced operations on July 1, 2008. The duration of the Fund is twelve years from the final subscription closing date (the “Final Closing”) which occurred on December 31, 2009, with an option on the part of the Board of Managers of the Fund (the “Board” or the “Board of Managers”), with the consent of members of the Fund (“Members”) holding more than 50% of the outstanding units, to extend the term for up to three successive one-year periods, or more if necessary, to permit orderly liquidation.

The Fund’s investment objective is to achieve long-term capital appreciation.  Neither the Fund nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in private equity funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively, the “Portfolio Funds”).  The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Until March 31, 2010, U.S. Trust Hedge Fund Management, Inc., served as the Special Member of the Fund (the “Special Member”) pursuant to the Limited Liability Company Agreement of the Fund (the “Company Agreement”), (see Note 10 “Subsequent Events”).

Bank of America Capital Advisors LLC (the “Investment Adviser”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as the investment adviser of the Fund.  The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Fund.  The Investment Adviser has made an investment in the Fund in exchange for 197.329 units or approximately 1.00% of the Fund’s net assets.  The Investment Adviser was created in 1998 principally to serve as an investment manager and adviser for third-party investors and Bank of America Corporation (“Bank of America”) affiliates desiring investments in the private equity asset class.

The Investment Adviser and the Special Member are indirect wholly-owned subsidiaries of Bank of America.  Bank of America is a bank holding company and a financial holding company that provides a diverse range of financial services and products and has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina.

Pursuant to the Fund’s confidential private placement memorandum (the “Private Placement Memorandum”), the business and affairs of the Fund are monitored and overseen by the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

2. Significant Accounting Policies

Basis of Accounting
The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred.  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Recent Accounting Pronouncements
FASB Accounting Standards Codification (“ASC”) (ASC 105-10) – In July 2009, the Financial Accounting Standards Board (“FASB”) implemented the FASB Accounting Standards Codification (the “Codification”) as the single source of GAAP.  While the Codification did not change GAAP, it introduced a new structure to the accounting literature and changed references to accounting standards and other authoritative accounting guidance.  The Codification was effective for the Fund in 2009 and did not affect the Fund’s Statement of Assets, Liabilities and Members’ Equity – Net Assets, Statement of Operations, Statement of Changes in Members’ Equity - Net Assets or Statement of Cash Flows.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (ASC 820 -10) – In April 2009, the FASB issued amended accounting principles related to determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. Specifically, these amended principles list factors which should be evaluated to determine whether a transaction is orderly, clarify that adjustments to observed transaction prices or price quotations may be necessary when the volume and level of activity for an asset or liability have decreased significantly, and provide guidance for determining the concurrent weighting of the transaction price relative to fair value indications from other valuation techniques when estimating fair value. The Fund adopted these amended accounting principles in 2009 and adoption did not affect the Fund’s Statement of Assets, Liabilities and Members’ Equity – Net Assets, Statement of Operations, Statement of Changes in Members’ Equity - Net Assets or Statement of Cash Flows.

Subsequent Events (ASC 855) – In May 2009, the FASB issued amended accounting principles related to subsequent events, which codify the guidance regarding the recognition or disclosure of events occurring subsequent to the balance sheet date.  These amended principles do not change the definition of a subsequent event (i.e., an event or transaction that occurs after the balance sheet date but before the financial statements are issued) but require disclosure of the date through which subsequent events were evaluated when determining whether recognition or disclosure in the financial statements is required.  These amended principles were effective for the Fund in 2009.  For the year ended March 31, 2010, the Investment Adviser evaluated subsequent events through the issuance date of the financial statements and determined no events occurred requiring recognition or disclosure in the financial statements.  Since these amended principles require only additional disclosures concerning subsequent events, adoption of the standard did not affect the Fund’s Statement of Assets, Liabilities and Members’ Equity – Net Assets, Statement of Operations, Statement of Changes in Members’ Equity - Net Assets or Statement of Cash Flows.  See note 10, Subsequent Events, for further discussion.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) – In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-12, “Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” ASU No. 2009-12 provides guidance about using net asset value to measure the fair value of interests in certain Partnership and Secondary Investments and requires additional disclosures about interests in Partnership and Secondary Investments. ASU No. 2009-12 is effective for financial statements issued for reporting periods ending after December 15, 2009. The Fund adopted the ASU in 2009. Because the Fund’s current fair value measurement policies are consistent with ASU No. 2009-12, adoption did not affect the Fund’s Statement of Assets, Liabilities and Members’ Equity – Net Assets, Statement of Operations, Statement of Changes in Members’ Equity - Net Assets or Statement of Cash Flows.

Valuation of Investments
The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund.  The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Fund believes to be reliable.  The Board recognizes that the primary responsibility for valuation of interests in a Portfolio Fund rests with the manager of the Portfolio Fund and that none of the Board or the valuation committee of the Board (the “Valuation Committee”) will be able to confirm independently the accuracy of valuations of such interests provided by the Portfolio Funds.  Generally, the value of each Portfolio Fund is determined to be that value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

While the Investment Adviser may rely on a Portfolio Fund’s valuation mechanics, the Investment Adviser must maintain effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies.  In reviewing valuations from the Portfolio Funds, the Investment Adviser takes into consideration all reasonably available information from the Portfolio Funds related to valuation.  If the Investment Adviser determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current value, or in the event a Portfolio Fund does not report a quarter-end value to the Fund on a timely basis, then the Portfolio Fund is valued at its fair value in accordance with the Procedures.  In determining fair value of a Portfolio Fund, the Investment Adviser shall recommend a value for such Portfolio Fund for approval by the Valuation Committee that it reasonably believes represents the amount the Fund could reasonably expect to receive from the Portfolio Fund if the Fund were able to redeem its interests in the Portfolio Fund at that time.  In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent.  Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

FASB ASC 820-10 “Fair Value Measurements and Disclosure” (formerly statement of Financial Accounting Standard (“SFAS”) No. 157) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 - Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market.  The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund's investments in the Portfolio Funds have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds where the Fund commits a specified amount of capital upon inception of the fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life.  Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors.  Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market". These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as level 3.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities, and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2010.

	Assets at Fair Value as of March 31, 2010
	Level 1	Level 2	Level 3	Total
Assets: Investments in Portfolio Funds	-	-	$6,314,047	$6,314,047

Totals	-	-	$6,314,047	$6,314,047

The following table includes a rollforward of the amounts for the year ended March 31, 2010 for investments classified within level 3.  The classification of an investment within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs
Investments in Portfolio Funds
Balance as of April 1, 2009	$ 1,183,400
Net change in accumulated unrealized depreciation on investments	(211,811)
Net purchases/(proceeds)	5,342,458
Balance as of March 31, 2010	$ 6,314,047

All net unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Portfolio Funds as of March 31, 2010 is seven to ten years, with the possibility of extensions by each of the Portfolio Funds.

Cash and cash equivalents on the Statement of Assets, Liabilities, and Members’ Equity – Net Assets can include overnight deposits in commercial paper, which are classified as a Level 1 asset.

Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less.  At March 31, 2010, the Fund did not hold any cash equivalents.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of March 31, 2010 and 2009 in the financial statements.  Actual results could differ from those estimates and the differences could be material.

Investments Gains and Losses
The Fund will initially record distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Fund would recognize within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received regarding distributions, from managers of the Portfolio Funds.  The Fund may also recognize realized losses based upon information received from the underlying fund managers for write-offs taken in the underlying portfolio.  Unrealized appreciation (depreciation) on investments, within the Statement of Operations, includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Fund, and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities which are not marketable.  While the general policy of the Fund will be to liquidate such investment and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Fund.

Income Taxes
The Fund is treated as a partnership for tax reporting; tax basis income and losses are passed through to individual partners and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds.  Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2009, and after adjustment for purchases and sales between December 31, 2009 and March 31, 2010, the estimated cost of the Portfolio Funds at March 31, 2010, for federal tax purposes is $6,079,052.  The resulting estimated net unrealized appreciation for tax purposes on the Portfolio Funds at March 31, 2010, is $234,995.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2009, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).  The Investment Advisor has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. Open tax years of the Fund vary by jurisdiction and remain subject to examination by the applicable taxing authorities.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

Contribution and Distribution Policy
Units are issued when contributions are paid.  Distributions are recorded on the ex-dividend date to unit holders of record on the record date.

Restrictions on Transfers
Interests of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its interests without the prior written consent of the Board which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

Fees of the Portfolio Funds
Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Fund when available.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars.  Generally, assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains or losses, income and expenses are translated at the transaction date exchange rates.  The Fund currently has two investments in the Portfolio Funds denominated in Euros and Great British Pounds.  The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

Incentive Carried Interest
Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Special Member until 125% of all drawn capital commitments are returned to the Members (including the Special Member).  After a 125% return of all drawn commitments has been made, all future distributions will be split 90% to Members (including the Special Member) pro rata in accordance with their respective capital contributions and 10% to the Special Member.  The Special Member will not collect any of the Incentive Carried Interest that it may have earned until after the fourth anniversary of the Final Closing, which occurred on December 31, 2009 (the anticipated time frame in which all, or substantially all, of the commitments that the Fund intends to invest will have been drawn).  Incentive Carried Interest is accrued based on the net asset value of the Fund each quarter-end as an allocation of profits, to the extent there is an amount to be accrued.  The Statement of Changes in Members’ Equity – Net Assets discloses that amount payable and paid to the Special Member in the period in which it occurs.  At March 31, 2010, the accrued and unpaid Incentive Carried Interest was $0.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

3.  Advisory Fee, Administration Fee and Related Party Transactions

Under the advisory agreement approved by the Board on September 11, 2009, the Fund pays the Investment Adviser a fee of 1.5% on capital commitments of Members (the “Advisory Fee”), with an annual 10% step-down (the “Step-down”) starting on the third anniversary of the Final Closing and continuing until the Advisory Fee reaches 0.25%.  The Final Closing occurred on December 31, 2009, which means that the Step-down will start on January 1, 2013.   No Advisory Fee was paid by the Fund until the Final Closing.  For the year ended March 31, 2010, the Fund incurred Advisory Fees totaling $369,992.  As more fully described in Note 5, after Members have received distributions equal to 125% of their drawn commitments, all future distributions will be split 90% to Members (including the Special Member) pro rata in accordance with their respective drawn commitments and 10% to the Special Member.  The Incentive Carried Interest is paid in addition to the Advisory Fee.

The Investment Adviser bears all costs incurred with providing investment advisory and administrative services to the Fund.  The Investment Adviser has also borne all of the Fund’s organizational expenses, expenses relating to the offer and sale of units (except for placement fees), and Fund expenses until the Final Closing.  From the commencement of operations (July 1, 2008) through March 31, 2010, expenses paid on behalf of the Fund total $949,140.

Effective October 23, 2009, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) replaced Banc of America Investment Services, Inc. (“BAI”) as the placement agent to the Fund (the “Placement Agent”).  Until the Final Closing, MLPFS was compensated for providing its services by receiving a placement fee.   In connection with the subscription, certain Members were required to pay a placement fee (sales load) as follows: (i) 2% of the aggregate capital commitment amount if such Member’s capital commitment is less than $250,000; or (ii) 1% of the aggregate commitment amount if such Member’s capital commitment is equal to or greater than $250,000, which fee is the same as the fee that was payable to BAI under its placement agent agreement with the Fund.  There was no placement fee for purchases of interests by or on behalf of accounts for which the Placement Agent or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity or by individuals who are employees of Bank of America at the time of their commitment.  From the commencement of operations (July 1, 2008) through March 31, 2010, BAI has received $353,610 and MLPFS received $6,500 in placement fees.

Pursuant to an Administrative and Accounting Services Agreement, the Fund retains J D Clark & Company (the “Administrator”), as administrator, accounting agent, tax preparer, and investor services agent.  In consideration for these services, the Fund pays the Administrator a variable fee between 0.0125% and 0.0250%, based on average quarterly net assets subject to a minimum quarterly fee.  The Administrator is a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation that provides all aspects of mutual fund and alternative investment services.  For the year ended March 31, 2010, the Fund incurred administration fees totaling $20,000.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

The Board is made up of three managers, each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Currently, the Independent Managers are each paid an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $5,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone).  The Independent Managers are also reimbursed for travel-related expenses.  The Board does not have a compensation committee.  As of March 31, 2010, the Fund incurred $11,750 in board fees.

An “affiliated person” (as defined in the Investment Company Act) of another person means (A) any person directly or indirectly owning, controlling, or holding with power to vote, 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of March 31, 2010, one Member had an ownership of approximately 15.20% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). There are no other affiliations between the Affiliated Member and the Fund other than by virtue of the commitments made.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest. In addition, PFPC Trust Company serves as the Fund’s custodian.

4. Capital Commitments and Capital Contribution from Members

At March 31, 2010, capital commitments from the Members totaled $98,664,646.  Capital contributions received by the Fund with regard to satisfying Member commitments totaled $19,732,929 which represents 20% of committed capital at March 31, 2010.

5. Allocations of Capital and Net Profits or Net Losses to Members

A.	Capital contributions shall be credited to each Member’s capital account when paid. Capital contributions will be determined based on a percentage of commitments.
B.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to the Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with the Member’s respective percentage interest, as defined in the Company Agreement. Distributions from the Fund are made in the following priority:

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

a.	a 125% return of all drawn commitments to Members (including the Special Member) until all the drawn commitments are returned to Members; and
b.
a 90%/10% split between the Members (including the Special Member) and the Special Member. The Special Member will not collect any of the Incentive Carried Interest that it may have earned until after the fourth anniversary of the Final Closing.

C.
The net profits or net losses of the Fund are allocated among the Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation such that it would follow the distributions outlined above.

 6.  Concentrations of Market, Credit, and Capital Call Risk

The Fund may make investments which are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions.  Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices.  The Fund may have a concentration of investments, as permitted by the private placement offering memorandum, in a particular industry or sector.  Investment performance of the sector may have a significant impact on the performance of the Fund.  The Fund investments are also subject to the risk associated with investing in private equity securities.  The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

Further, a significant portion of the Portfolio Fund assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks.  As a result, the Fund will be subject indirectly to such risks through its investment in the Portfolio Funds.  However, due to the nature of the Fund’s investments in Portfolio Funds, such risks are limited to the Fund’s capital balance in each such Portfolio Fund.

If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund).  In addition, defaults by Fund Members on their commitments to the Fund, may cause the Fund to, in turn, default on its commitment to a Portfolio Fund.  In this case, the Fund, and especially the non-defaulting Members, will bear the penalties of such default as outlined above.  While the Investment Adviser has taken steps to mitigate this risk there is no guarantee that such measures will be sufficient or successful.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

7. Capital Commitments of the Fund to Portfolio Funds

As of March 31, 2010, the Fund had unfunded investment commitments to the Portfolio Funds totaling $61,640,228 as listed:

Portfolio Funds:	Unfunded Commitment
Battery Ventures VIII Side Fund, L.P.	$1,336,000
Charlesbank Equity Fund VII, L.P.	9,289,606
Charterhouse Capital Partners IX, L.P.*	5,895,413
Draper Fisher Jurvetson Fund X, L.P.	5,000,000
Hellman & Friedman Capital Partners VII, L.P.	10,000,000
HgCapital 6, L.P.**	6,548,249
Starwood Global Opportunities Fund VIII, L.P.	6,466,720
Swander Pace Capital Partners IV, L.P.	2,829,240
TA XI, L.P.	10,000,000
Trinity Ventures X, L.P.	4,275,000
Total	$61,640,228

* The commitment made to Charterhouse Capital Partners IX, L.P. is €5,000,000.  The U.S. dollar equivalent at March 31, 2010 is $6,755,000.  The remaining commitment is €4,363,740 or U.S. dollars $5,895,413.
**The commitment made to HgCapital 6, L.P. is £5,000,000.  The U.S. dollar equivalent at March 31, 2010 is $7,592,000.  The remaining commitment is £4,312,598 or U.S. dollars $6,548,249.

8. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Fund represents 5% or more of the net assets of the Fund.  Thus, the Portfolio Fund’s investment objectives and restrictions on redemptions are disclosed below.

Swander Pace Capital Partners IV, L.P. represents 13.58% of members’ equity – net assets of the Fund.  The objective of the Swander Pace Capital Partners IV, L.P. is to create value by acquiring growing lower middle-market consumer products companies with leading market positions and definable, defensible niches.

UST Global Private Markets Fund, LLC
Notes to Financial Statements
March 31, 2010

9. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund.  Accordingly, the unfunded commitments disclosed under Note 7 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

10. Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of March 31, 2010, through the date these financial statements were issued and has noted the following:

Effective April 1, 2010, the Special Member merged with and into the Investment Advisor (the "Merger").  As the survivor of the Merger and the successor of the Special Member, the Investment Advisor assumed all rights and responsibilities of the Special Member.

PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110 Telephone (617) 530 5000 Facsimile (617) 530 5001

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of
UST Global Private Markets Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and members' equity - net assets, including the schedule of investments, and the related statements of operations, of changes in members' equity - net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of UST Global Private Markets Fund, LLC (the "Fund") at March 31, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its members' equity - net assets for the year ended March 31, 2010 and for the period July 1, 2008 (commencement of operations) through March 31, 2009, and the financial highlights for the year ended March 31, 2010 and for the period July 1, 2008 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of investments at March 31, 2010 by correspondence with the custodian and the underlying portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by the Fund valued at $6,314,047 (33.45% of the Fund's net assets) at March 31, 2010, the values of which have been fair valued by the Adviser based on estimates provided by each Portfolio Fund, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values.  These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

PricewaterhouseCoopers LLP
Boston, MA
May 28, 2010

UST Global Private Markets Fund, LLC
Supplemental Proxy Information

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent 12 month period ended June 30, is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.  The Fund did not receive any proxy solicitations during the period ended March 31, 2010.

The Fund files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q.  The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund collect at 866-921-7951.

UST Global Private Markets Fund, LLC
Company Management (Unaudited)
March 31, 2010

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen

Disinterested Managers

Virginia G. Breen c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since inception	Partner, Blue Rock Capital (8/95 to present); also a director of Excelsior LaSalle Property Fund Inc. and manager of Excelsior Buyout Investors, LLC. Also a director of Modus Link Global Solutions, Inc. and manager of UBS Credit Recovery Fund, L.L.C., UBS Equity Opportunity Fund, L.L.C., UBS Equity Opportunity Fund II, L.L.C., UBS Event Fund, L.L.C., UBS M2 Fund, L.L.C., UBS Multi-Strat Fund, L.L.C., UBS Technology Partners, L.L.C., UBS Eucalyptus Fund, L.L.C., UBS Juniper Crossover Fund, L.L.C., UBS Tamarack International Fund, L.L.C., UBS Willow Fund, L.L.C.	3

Jonathan B. Bulkeley c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Manager	Term — Indefinite; Length — since inception	CEO of Scanbuy, a wireless software company (2/06 to present); Managing Partner of Achilles Partners (03/02 to 2/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a director of Excelsior LaSalle Property Fund Inc. and manager of Excelsior Buyout Investors, LLC, and director of Spark Networks, Inc. and DEX One Corporation.	3

Thomas F. McDevitt c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a director of Excelsior LaSalle Property Fund Inc. and manager of Excelsior Buyout Investors, LLC.	3

UST Global Private Markets Fund, LLC
Company Management (Unaudited)
March 31, 2010

Information pertaining to the Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Officers who are not Managers

James D. Bowden Bank of America Capital Advisors LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since inception	Managing Director, Alternative Investment Asset Management, Bank of America and Executive Vice President, Bank of America Capital Advisors LLC (since 1998).	N/A

Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since inception
Managing Director, Alternative Investment Asset Management, Bank of America (7/07 to 5/08); Director (4/07 to 5/08), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06);
N/A

Mathew J. Ahern Bank of America Capital Advisors LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since inception	Senior Vice President and Director, Alternative Investment Asset Management, Bank of America, and Senior Vice President, Bank of America Capital Advisors LLC (12/02 to present).	N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term — Indefinite; Length — since inception
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
N/A

Robert M. Zakem One Financial Center Boston, MA 02111 (Born 1958)	Chief Compliance Officer	Term — Indefinite; Length — since June 2009
GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services — US, UBS Financial Services, Inc. (12/04 to 07/06).
N/A

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2010, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Jonathan Bulkeley possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Bulkeley as the Audit Committee's financial expert.  Mr. Bulkeley is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2010 was $50,000.

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2009 was $50,000.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The aggregate fees, billed for professional services rendered by the Registrant’s principal accountant for the tax compliance, tax advice, and tax planning for the fiscal year ended March 31, 2010 was $15,480.

The aggregate fees, billed for professional services rendered by the Registrant’s principal accountant for the tax compliance, tax advice, and tax planning for the fiscal year ended March 31, 2009 was $15,480.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) Not applicable

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2010, were $15,480 and $387,000, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2009, were $15,480 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for voting proxies to the investment adviser. The Proxy Voting Policies are attached herewith.

ALTERNATIVE INVESTMENT ADVISORS
Banc of America Investment Advisors, Inc.
Bank of America Capital Advisors, LLC
U.S. Trust Hedge Fund Management, Inc.
(Collectively, “AI Advisors”)

Applicability: Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed:	January 31, 2010

Applicable Regulations
•	Rule 206(4)-6 under the Investment Advisers Act of 1940
•	Form N-PX
•	ERISA Department of Labor Bulletin 94-2
•	Rule 30b1-4 under the Investment Company Act of 1940
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where an AI Advisor has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

Procedures for Achieving Compliance

Alternative Investment (“AI”) Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors. Not included in the meaning of “Client” for purposes of this policy are Private Funds or RICs that are sub-advised by third parties for which the sub-adviser has been delegated the authority to vote proxies.

AI Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the AI Advisor will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  An Advisor may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Client held the security prior to the security’s liquidation.

For Hedge Fund Clients, it is AI’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights.  This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by the AI Advisor sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients, except with respect to Adverse Measures (defined below), in determining how AI should vote a security, AI Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

-would result in the affected AI Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

-has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

would not result in the affected AI Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Advisors on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the AI Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•           Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•           Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Advisors or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who together will determine if a potential conflict exists and in such cases will contact  the  AI Conflicts Officer for resolution. The AI Advisor will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assessed whether such conflict is material or not, and if so then

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Investors:

AI will deliver a summary of AI’s proxy voting policies and procedures to each prospective investor by delivering the Advisors’ Form ADV Part II to prospective investors.  The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AI will, upon the reasonable request of a current investor, provide the current investor with how AI has voted proxies, for the prior one year period, on behalf of the specific AI Client that said investor has invested in.

AI will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Supervision
For private equity Clients, the Head of Private Equity Portfolio Management is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy.  For hedge fund Clients, the Head of Hedge Fund Portfolio Management is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

Escalation
The applicable AI Portfolio Management Heads must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all material exceptions to the Chief Compliance Officer.

The AI Advisor may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and GWIM Risk and Compliance Senior Management and to the boards of the registered funds, if applicable.

Monitoring/Oversight
The AI Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period.  The Compliance SME will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•	Minutes of AI Investment Committee Meetings
•	Proxy Voting Record
•	Records Required for Form N-PX (Registered Clients Only)
•	Other documents as proscribed in Rule 204(2)(c)-17

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2010:

Matthew J. Ahern and James D. Bowden (collectively, the “Portfolio Management Team”) are responsible for the day-to-day management of the Registrant’s portfolio, subject to such policies as may be adopted by the Board. All members of the Portfolio Management Team must agree on the investment decision in order for a Portfolio Fund to be added to the Registrant’s portfolio.

Messrs. Ahern and Bowden, whose biographies are listed below, and are supported by a team of associates and analysts.

Matthew J. Ahern, Director and Senior Vice President of the Investment Adviser. Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

James D. Bowden, Managing Director and Senior Vice President of the Investment Adviser. Mr. Bowden has been involved with the private equity industry for the last thirteen years. He joined the Investment Adviser in 1998 to form the group and to manage Bank of America’s private equity fund of funds business. In that capacity he has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business. He is a frequent speaker before private equity industry groups and asset management organizations concerning issues associated with investing in private equity, and is a member of the Advisory Board of Private Equity Center of the American Graduate School of International Management. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. From 1993 to 1998, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. He continued in that capacity after Continental Bank merged with Bank of America, until he joined the Investment Adviser. From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980. He received his MBA and BBA degrees from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.

 (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2010:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2010, unless indicated otherwise.

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$211,620,000	23	$2,060,949,385	1	$12,162,935

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$211,620,000	17	$1,703,116,885	0	N/A

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	22	$2,024,389,385	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	N/A	17	$1,666,556,885	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if an Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2010:

Each member of the Portfolio Management Team is a senior executive from business units within Global Wealth Investment Management. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member's specific compensation and the Registrant's investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member's annual bonus and equity awards are discretionary awards distributed after measuring each member's contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Registrant or any other portfolio relative to any benchmark, or to the size of the Registrant. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

There are no pre-set allocations regarding the split between salary and bonus.

(a)(4) As of March 31, 2010, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (see Exhibit 1)

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     UST Global Private Markets Fund, LLC

By (Signature and Title)	/s/ James D. Bowden
James D. Bowden, Principal Executive Officer

Date   June 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James D. Bowden
James D. Bowden, Principal Executive Officer

Date   June 11, 2010

By (Signature and Title)	/s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer

Date   June 11, 2010